EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350.

In connection with the Annual Report of GSV, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 (the "Report"), I, Gilad Gat, Chief Executive Officer, Chief Financial Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: March 31, 2005


                                                /s/ Gilad Gat
                                                -------------------------------
                                                    Gilad Gat
                                                    Chief Executive Officer and
                                                    Chief Financial Officer